UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

Cowlitz Bancorporation
(Exact Name of Registrant as specified in its charter)

Washington	0-23881	91 - 529841
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

927 Commerce Ave., Longview, Washington	98632
Address of Principal Executive Office	Zip Code

Registrant's telephone number including area code 360-423-9088

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)	(1)	The registrant appointed John Peterson and Linda Tubbs to its board of directors effective September 22, 2004.
	(2)	Not applicable.
	(3)	The new directors have not been named to any committees of the board of directors and, at this time, the board has not determined to which committees the new directors might be named.
	(4)	None.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
(99) September 27, 2004, press release announcing appointment of new directors.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWLITZ BANCORPORATION
(Registrant)

Date: September 27, 2004	By:	/s/ Richard J. Fitzpatrick
Richard J. Fitzpatrick, Chief Executive Officer

EXHIBIT 99

September 27, 2004 1:00 p.m. Pacific Time

Company Press Release

SOURCE:     Cowlitz Bank
CONTACTS: Richard J. Fitzpatrick, President & Chief Executive Officer
                    Lynda Altman, Vice President/Administration
                    (360) 423-9800

Cowlitz Bancorporation is pleased to announce the addition of John Petersen and Linda Tubbs to its Board of Directors effective September 22, 2004. Both will also join the subsidiary board of Cowlitz Bank.

Mr. Petersen has been an active community leader in the Portland area, with a diverse background in corporate, legal, finance, credit, management, and marketing of local, regional, and national banking and financial services. He has served as Director and Manager of the L.J. Melody & Company Portland office, since 2001. Prior to joining L.J. Melody, John held several senior positions at Bank of America and Security Pacific Bank. Mr. Petersen also currently serves on the Portland State University Foundation Board and Real Estate Task Force, as well as the Board of Directors for the Hearing and Speech Institute.

Ms. Tubbs is very active in the Vancouver, Washington community. She retired from Wells Fargo in 1998, as an Executive Vice President, managing commercial banking in Oregon, Washington, Idaho, and Utah. Ms. Tubbs currently serves as Vice Chairman of the Portland Schools Real Estate Trust. She is also a board member for Volunteers of America and Oregon Public Broadcasting.

Mr. Peterson and Ms. Tubbs received stock options to purchase 10,000 shares at fair market value on the date of the grant.

"We are very fortunate to have recruited such distinguished and qualified board members. We look forward to working with them toward our strategic goals", said Richard Fitzpatrick, President and CEO.

Cowlitz Bancorporation is the holding company of Cowlitz Bank. In addition to its four branches in Cowlitz County Washington, Cowlitz Bank's divisions include Bay Bank located in Bellevue and Vancouver, Washington and Portland and Wilsonville, Oregon; and Bay Mortgage, with offices in Longview and Vancouver, Washington. Cowlitz specializes in commercial banking services for Northwest businesses, professionals, and retail customers. In addition to commercial and retail banking, financial services include mortgage origination and trust services.